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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 15, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

MAC Acquisition of Royal Aircraft Services and Amendment Of Alerus Financing/Term Note C

Effective May 15, 2025, Mountain Air Cargo, Inc. (“MAC”), a wholly-owned subsidiary of Air T, Inc. (“Air T”), purchased and acquired all the outstanding membership interests of Royal Aircraft Services, LLC, a Maryland limited liability company (“Royal”). Royal provides aircraft painting, maintenance, repair, and overhaul services, together with parts sources and sales. The Royal operations will be included within the MAC division operations following the acquisition.

In connection with the acquisition, Air’Zona Aircraft Services, Inc., AirCo Services, LLC, CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Stratus Aero Partners, LLC, Worldwide Aircraft Services, Inc., Worthington Aviation, LLC (the “Borrowers”) under the Revolving Credit Agreement with Alerus Financial, National Association (“Alerus”) and Royal and Air T entered into Amendment No. 4 to Credit Agreement and Consent (the “Amendment”) and Term Loan C with Alerus in the amount of $1,050,000. The purpose of the Amendment and Term Note was to provide a term loan to finance the full purchase price of the acquisition, to add Royal as a Borrower to the Alerus credit agreement, as amended and to memorialize Alerus’ consent to the Royal acquisition. The new term loan matures May 15, 2030 and bears interest at the greater of five (5%) percent or the CME one-month term SOFR rate plus 2.25%. Monthly payments on Term Note C commence June 15, 2025 and are equal to $12,500 plus accrued interest. The term loan is secured by the terms of Security Agreement dated as of August 29, 2024.

The foregoing summary of the terms of the Amendment and Term Note C are qualified in their entirety by reference to Term Note C and the Amendment filed as Exhibits 10.1 and 10.2 herewith, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

10.1	$1,050,000 Term Note C to Alerus Financial, National Association dated May 15, 2025.
10.2
Amendment No. 4 to Credit Agreement and Consent by and among Air’Zona Aircraft Services, Inc., CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Worldwide Aircraft Services, Inc., Worthington Aviation, LLC, Royal Aircraft Services, LLC, Air T, Inc. and Alerus Financial, National Association effective May 15, 2025, without schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2025

AIR T, INC.

By: /s/ Nick Swenson
Nick Swenson, Chief Executive Officer